Exhibit 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
1.	Airport Hotels LLC	Delaware
2.	Ameliatel LP	Delaware
3.	Arizona Vacation Ownership LLC	Delaware
4.	Beach House TRS LLC	Delaware
5.	Beachfront Properties, Inc.	Virgin Islands
6.	Benjamin Franklin Hotel, Inc.	Delaware
7.	BRE/Swiss LP	Delaware
8.	Calgary Charlotte Holdings Company	Nova Scotia
9.	Calgary Charlotte Partnership	Alberta, CN
10.	CCES Chicago LLC	Delaware
11.	CCFH Maui LLC	Delaware
12.	CCFS Atlanta LLC	Delaware
13.	CCFS Philadelphia LLC	Delaware
14.	CCHH Atlanta LLC	Delaware
15.	CCHH Burlingame LLC	Delaware
16.	CCHH Cambridge LLC	Delaware
17.	CCHH GHDC LLC	Delaware
18.	CCHH Host Capitol Hill LLC	Delaware
19.	CCHH Maui LLC	Delaware
20.	CCHH Reston LLC	Delaware
21.	CCHP Waikiki LLC	Delaware
22.	CCHI Singer Island LLC	Delaware
23.	CCMH Atlanta Suites LLC	Delaware
24.	CCMH Chicago CY LLC	Delaware
25.	CCMH Copley LLC	Delaware
26.	CCMH Coronado LLC	Delaware
27.	CCMH Costa Mesa Suites LLC	Delaware
28.	CCMH DC LLC	Delaware
29.	CCMH Denver Tech LLC	Delaware
30.	CCMH Denver West LLC	Delaware
31.	CCMH Downers Grove Suites LLC	Delaware
32.	CCMH Dulles AP LLC	Delaware
33.	CCMH Fin Center LLC	Delaware
34.	CCMH Fisherman’s Wharf LLC	Delaware
35.	CCMH Gaithersburg LLC	Delaware
36.	CCMH Houston Galleria LLC	Delaware
37.	CCMH Key Bridge LLC	Delaware
38.	CCMH Lenox LLC	Delaware
39.	CCMH Marina LLC	Delaware
40.	CCMH McDowell LLC	Delaware
41.	CCMH Metro Center LLC	Delaware
42.	CCMH Minneapolis LLC	Delaware
43.	CCMH Moscone LLC	Delaware
44.	CCMH Newark LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

45.	CCMH Newport Beach LLC	Delaware
46.	CCMH Newport Beach Suites LLC	Delaware
47.	CCMH O’Hare Suites LLC	Delaware
48.	CCMH Orlando LLC	Delaware
49.	CCMH Palm Desert LLC	Delaware
50.	CCMH Pentagon RI LLC	Delaware
51.	CCMH Philadelphia AP LLC	Delaware
52.	CCMH Philadelphia Mkt. LLC	Delaware
53.	CCMH Potomac LLC	Delaware
54.	CCMH Properties II LLC	Delaware
55.	CCMH Quorum LLC	Delaware
56.	CCMH Riverwalk LLC	Delaware
57.	CCMH San Diego LLC	Delaware
58.	CCMH Santa Clara LLC	Delaware
59.	CCMH Scottsdale Suites LLC	Delaware
60.	CCMH Tampa AP LLC	Delaware
61.	CCMH Tampa Waterside LLC	Delaware
62.	CCMH Times Square LLC	Delaware
63.	CCMH Westfields LLC	Delaware
64.	CCRC Amelia Island LLC	Delaware
65.	CCRC Buckhead/Naples LLC	Delaware
66.	CCRC Dearborn LLC	Delaware
67.	CCRC Marina LLC	Delaware
68.	CCRC Naples Golf LLC	Delaware
69.	CCRC Phoenix LLC	Delaware
70.	CCRC Tysons LLC	Delaware
71.	CCSH Atlanta LLC	Delaware
72.	CCSH Chicago LLC	Delaware
73.	Chesapeake Hotel Limited Partnership	Delaware
74.	Cincinnati Plaza LLC	Delaware
75.	City Center Hotel Limited Partnership	Minnesota
76.	CLMH Calgary, Inc.	Ontario
77.	CLMH Eaton Centre, Inc.	Ontario
78.	Don CeSar TRS LLC	Delaware
79.	DS Hotel LLC	Delaware
80.	Durbin LLC	Delaware
81.	East Camelback Residential LLC	Delaware
82.	East Side Hotel Associates, L.P.	Delaware
83.	Elcrisa S.A. de C.V.	Mexico
84.	Euro JV Manager B.V.	Netherlands
85.	Euro JV Manager LLC	Delaware
86.	GLIC, LLC	Hawaii
87.	Harbor-Cal S.D.	California
88.	Harbor-Cal S.D. Partner LLC	Delaware
89.	HHR 42 Associates, L.P.	Delaware
90.	HHR 42 Associates GP LLC	Delaware
91.	HHR 42 Associates PP LLC	Delaware
92.	HHR AMW LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

93.	HHR Assets LLC	Delaware
94.	HHR Auckland Limited	New Zealand
95.	HHR Beach House LLC	Delaware
96.	HHR BT Rio de Janeiro Investmimentos Hoteleiros Ltda.	Brazil
97.	HHR Calgary Holding ULC	British Columbia
98.	HHR Capital Wellington NTL Limited	New Zealand
99.	HHR Christchurch IB Limited	New Zealand
100.	HHR Christchurch NTL Limited	New Zealand
101.	HHR Conventions Pty Ltd.	Australia
102.	HHR Downtown Miami GP LLC	Delaware
103.	HHR Downtown Miami, L.P.	Delaware
104.	HHR FIP I LLC	Delaware
105.	HHR FIP II LLC	Delaware
106.	HHR FIP III LLC	Delaware
107.	HHR Fourth Avenue GP LLC	Delaware
108.	HHR Fourth Avenue Limited Partnership	Delaware
109.	HHR GHDC GP LLC	Delaware
110.	HHR GHDC Limited Partnership	Delaware
111.	HHR GHSF LLC	Delaware
112.	HHR HP Waikiki, L.P.	Delaware
113.	HHR HP Waikiki GP LLC	Delaware
114.	HHR HRCP LLC	Delaware
115.	HHR Harbor Beach LLC	Delaware
116.	HHR Holdings Pty Ltd.	Australia
117.	HHR Hollywood GP LLC	Delaware
118.	HHR Hollywood Holdings L.P.	Delaware
119.	HHR Hotel Services Pty Ltd.	Australia
120.	HHR Investment II Coöperatief U.A.	Netherlands
121.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
122.	HHR Key Bridge Land, LLC	Delaware
123.	HHR Lauderdale Beach Limited Partnership	Delaware
124.	HHR Melbourne Hotel Pty Ltd.	Australia
125.	HHR Member II LLC	Delaware
126.	HHR Naples LLC	Delaware
127.	HHR Naples Golf LLC	Delaware
128.	HHR Nashville LLC	Delaware
129.	HHR New Zealand Holdings Limited	New Zealand
130.	HHR Newport Beach LLC	Delaware
131.	HHR Powell Street, L.P.	Delaware
132.	HHR Powell GP LLC	Delaware
133.	HHR Queenstown Limited	New Zealand
134.	HHR Rio Holdings LLC	Delaware
135.	HHR Rocky Hill L.P.	Delaware
136.	HHR Singer Island GP LLC	Delaware
137.	HHR Singer Island Limited Partnership	Delaware
138.	HHR St. Pete Beach LLC	Delaware
139.	HHR Union Square Ventures LLC	Delaware
140.	HHR Waikiki Holdings LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

141.	HHR Wellington IB Limited	New Zealand
142.	HHR WRN GP LLC	Delaware
143.	HHR WRN Limited Partnership	Delaware
144.	HMC Airport, Inc.	Delaware
145.	HMC Amelia II LLC	Delaware
146.	HMC AP Canada Company	Nova Scotia
147.	HMC AP GP LLC	Delaware
148.	HMC AP LP	Delaware
149.	HMC Burlingame Hotel LP	California
150.	HMC Burlingame LLC	Delaware
151.	HMC Cambridge LP	Delaware
152.	HMC Capital Resources LP	Delaware
153.	HMC Charlotte (Calgary) Company	Nova Scotia
154.	HMC Charlotte GP LLC	Delaware
155.	HMC Charlotte LP	Delaware
156.	HMC Chicago Lakefront LLC	Delaware
157.	HMC Chicago LLC	Delaware
158.	HMC Copley LP	Delaware
159.	HMC Desert LLC	Delaware
160.	HMC DSM LLC	Delaware
161.	HMC East Side LLC	Delaware
162.	HMC Gateway LP	Delaware
163.	HMC Grand LP	Delaware
164.	HMC Headhouse Funding LLC	Delaware
165.	HMC Hotel Development LP	Delaware
166.	HMC Hotel Properties II Limited Partnership	Delaware
167.	HMC Hotel Properties Limited Partnership	Delaware
168.	HMC HT LP	Delaware
169.	HMC JWDC GP LLC	Delaware
170.	HMC Kea Lani LP	Delaware
171.	HMC Lenox LP	Delaware
172.	HMC Maui LP	Delaware
173.	HMC McDowell LP	Delaware
174.	HMC Mexpark LLC	Delaware
175.	HMC MHP II LLC	Delaware
176.	HMC NGL LP	Delaware
177.	HMC O'Hare Suites Ground LP	Delaware
178.	HMC OLS I LLC	Delaware
179.	HMC OLS I L.P.	Delaware
180.	HMC OLS II L.P.	Delaware
181.	HMC OP BN LP	Delaware
182.	HMC Palm Desert LLC	Delaware
183.	HMC Partnership Properties LLC	Delaware
184.	HMC PLP LLC	Delaware
185.	HMC Polanco LLC	Delaware
186.	HMC Potomac LLC	Delaware
187.	HMC Properties I LLC	Delaware
188.	HMC Property Leasing LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

189.	HMC Reston LP	Delaware
190.	HMC Retirement Properties, L.P.	Delaware
191.	HMC Seattle LLC	Delaware
192.	HMC Suites Limited Partnership	Delaware
193.	HMC Suites LLC	Delaware
194.	HMC Times Square Hotel, L.P.	New York
195.	HMC Times Square Partner LLC	Delaware
196.	HMC Toronto Air Company	Nova Scotia
197.	HMC Toronto Airport GP LLC	Delaware
198.	HMC Toronto Airport LP	Delaware
199.	HMC Toronto EC Company	Nova Scotia
200.	HMC Toronto EC GP LLC	Delaware
201.	HMC Toronto EC LP	Delaware
202.	HMH Marina LLC	Delaware
203.	HMH Pentagon LP	Delaware
204.	HMH Restaurants LP	Delaware
205.	HMH Rivers, L.P.	Delaware
206.	HMH Rivers LLC	Delaware
207.	HMH WTC LLC	Delaware
208.	HMT Lessee Sub (Palm Desert) LLC	Delaware
209.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
210.	HMT Lessee Sub I LLC	Delaware
211.	HMT Lessee Sub II LLC	Delaware
212.	HMT Lessee Sub III LLC	Delaware
213.	HMT Lessee Sub IV LLC	Delaware
214.	HMT SPE (Palm Desert) Corporation	Delaware
215.	Host Atlanta Perimeter Ground GP LLC	Delaware
216.	Host Atlanta Perimeter Ground LP	Delaware
217.	Host Biscayne Bay Land LLC	Delaware
218.	Host CAD Business Trust	Maryland
219.	Host California Corporation	Delaware
220.	Host Cambridge GP LLC	Delaware
221.	Host Camelback I LLC	Delaware
222.	Host Camelback II LLC	Delaware
223.	Host Camelback LLC	Delaware
224.	Host Capitol Hill LLC	Delaware
225.	Host Cincinnati Hotel LLC	Delaware
226.	Host Cincinnati II LLC	Delaware
227.	Host City Center GP LLC	Delaware
228.	Host CLP LLC	Delaware
229.	Host Copley GP LLC	Delaware
230.	Host Dallas Quorum Ground GP LLC	Delaware
231.	Host Dallas Quorum Ground LP	Delaware
232.	Host Denver Hotel Company	Delaware
233.	Host Denver LLC	Delaware
234.	Host DSM Limited Partnership	Delaware
235.	Host Financing LLC	Delaware
236.	Host FJD Business Trust	Maryland

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

237.	Host Fourth Avenue LLC	Delaware
238.	Host GH Atlanta GP LLC	Delaware
239.	Host Grand GP LLC	Delaware
240.	Host Harbor Island Corporation	Delaware
241.	Host Holding Business Trust	Maryland
242.	Host Hotels Limited	United Kingdom
243.	Host Houston Airport GP LLC	Delaware
244.	Host Houston Briar Oaks, L.P.	Delaware
245.	Host Indianapolis GP LLC	Delaware
246.	Host Indianapolis Hotel Member LLC	Delaware
247.	Host Indianapolis I LP	Delaware
248.	Host Indianapolis LP	Delaware
249.	Host Kea Lani GP LLC	Delaware
250.	Host Kierland Developer LLC	Delaware
251.	Host Kierland GP LLC	Delaware
252.	Host East 86th Street Land LLC	Delaware
253.	Host Kierland LP	Delaware
254.	Host Lenox Land GP LLC	Delaware
255.	Host Los Angeles GP LLC	Delaware
256.	Host Los Angeles LP	Delaware
257.	Host Maui GP LLC	Delaware
258.	Host Maui Developer LLC	Delaware
259.	Host Maui Vacation Ownership LLC	Delaware
260.	Host McDowell GP LLC	Delaware
261.	Host Melbourne LLC	Delaware
262.	Host Minneapolis City Center Ground LLC	Delaware
263.	Host Mission Hills Hotel LP	Delaware
264.	Host Mission Hills II LLC	Delaware
265.	Host Moscone GP LLC	Delaware
266.	Host NY Downtown GP LLC	Delaware
267.	Host O’Hare Suites Ground GP LLC	Delaware
268.	Host of Boston, Ltd.	Massachusetts
269.	Host of Houston 1979 LP	Delaware
270.	Host of Houston, L.P.	Delaware
271.	Host OP BN GP LLC	Delaware
272.	Host Pentagon GP LLC	Delaware
273.	Host PLN Business Trust	Maryland
274.	Host Realty Hotel LLC	Delaware
275.	Host Realty LLC	Delaware
276.	Host Realty Partnership, L.P.	Delaware
277.	Host Restaurants GP LLC	Delaware
278.	Host Reston GP LLC	Delaware
279.	Host San Diego Hotel LLC	Delaware
280.	Host San Diego LLC	Delaware
281.	Host Santa Clara GP LLC	Delaware
282.	Host SH Boston Corporation	Delaware
283.	Host South Coast GP LLC	Delaware
284.	Host Swiss GP LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

285.	Host Tampa GP LLC	Delaware
286.	Host Times Square GP LLC	Delaware
287.	Host Times Square LP	Delaware
288.	Host UK Business Trust	Maryland
289.	Host Waltham Hotel LP	Delaware
290.	Host Waltham II LLC	Delaware
291.	Host WNY GP LLC	Delaware
292.	Hotels Union Square LLC	Delaware
293.	Houston Airport Hotel Owner Limited Partnership	Delaware
294.	HST ACTRS LLC	Delaware
295.	HST AH Maui LLC	Delaware
296.	HST Asia/Australia Asset Manager LLC	Delaware
297.	HST Asia/Australia LLC	Delaware
298.	HST Downtown Miami LLC	Delaware
299.	HST Euro II LP B.V.	Netherlands
300.	HST EBT Euro Holdings B.V.	Netherlands
301.	HST Electric Vans LLC	Delaware
302.	HST GP LAX LLC	Delaware
303.	HST GH San Francisco LLC	Delaware
304.	HST GP Mission Hills LLC	Delaware
305.	HST GP San Diego LLC	Delaware
306.	HST GP South Coast LLC	Delaware
307.	HST GP SR Houston LLC	Delaware
308.	HST Grand Central LLC	Delaware
309.	HST Hollywood LLC	Delaware
310.	HST Houston AP LLC	Delaware
311.	HST HRCP LLC	Delaware
312.	HST I LLC	Delaware
313.	HST II LLC	Delaware
314.	HST III LLC	Delaware
315.	HST Kierland LLC	Delaware
316.	HST Lessee Boston LLC	Delaware
317.	HST Lessee Cincinnati LLC	Delaware
318.	HST Lessee CMBS LLC	Delaware
319.	HST Lessee Denver LLC	Delaware
320.	HST Lessee Indianapolis LLC	Delaware
321.	HST Lessee Keystone LLC	Delaware
322.	HST Lessee LAX LP	Delaware
323.	HST Lessee Mission Hills LP	Delaware
324.	HST Lessee San Diego LP	Delaware
325.	HST Lessee SNYT LLC	Delaware
326.	HST Lessee South Coast LP	Delaware
327.	HST Lessee SR Houston LP	Delaware
328.	HST Lessee Waltham LLC	Delaware
329.	HST Lessee West Seattle LLC	Delaware
330.	HST Lessee WNY LLC	Delaware
331.	HST Lessee WSeattle LLC	Delaware
332.	HST LP Euro B.V.	Netherlands

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

333.	HST LT LLC	Delaware
334.	HST RHP LLC	Delaware
335.	HST Powell LLC	Delaware
336.	HST San Diego HH Lessee GP LLC	Delaware
337.	HST San Diego HH LP	Delaware
338.	HST Union Square LLC	Delaware
339.	HST WRN LLC	Delaware
340.	HST Sub-Owner LLC	Delaware
341.	JWDC Limited Partnership	Delaware
342.	JWDC LP Holdings Limited Partnership	Delaware
343.	Lauderdale Beach Association	Florida
344.	Manchester Grand Resorts, Inc.	California
345.	Manchester Grand Resorts, L.P.	California
346.	Marriott Mexico City Partnership, G.P.	Delaware
347.	MFI Liquidating Agent LLC	Delaware
348.	MDSM Finance LLC	Delaware
349.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
350.	Pacific Gateway, Ltd.	California
351.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
352.	Philadelphia Airport Hotel LLC	Delaware
353.	PM Financial LLC	Delaware
354.	PM Financial LP	Delaware
355.	Phoenician Operating LLC	Delaware
356.	Phoenician Residential I LLC	Delaware
357.	Phoenician Residential II LLC	Delaware
358.	Phoenician Residential III LLC	Delaware
359.	Phoenician Residential IV LLC	Delaware
360.	Polserv S.A. de C.V.	Mexico
361.	Potomac Hotel Limited Partnership	Delaware
362.	RHP Foreign Lessee LLC	Delaware
363.	Rockledge HMC BN LLC	Delaware
364.	Rockledge HMT LLC	Delaware
365.	Rockledge Hotel LLC	Delaware
366.	Rockledge Hotel Properties, Inc.	Delaware
367.	Rockledge Minnesota LLC	Delaware
368.	Rockledge NY Times Square LLC	Delaware
369.	Rockledge Potomac LLC	Delaware
370.	Rockledge Riverwalk LLC	Delaware
371.	Rockledge Square 254 LLC	Delaware
372.	S.D. Hotels LLC	Delaware
373.	Santa Clara Host Hotel Limited Partnership	Delaware
374.	Seattle Host Hotel Company LLC	Delaware
375.	SNYT LLC	Delaware
376.	South Coast Host Hotel LP	Delaware
377.	Starlex LP	Delaware
378.	The Phoenician Resort Property Owners Association	Arizona
379.	Tiburon Golf Ventures Limited Partnership	Delaware
380.	Timeport, L.P.	Georgia

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

381.	Times Square GP LLC	Delaware
382.	Timewell Group, L.P.	Georgia
383.	W&S Realty Corporation of Delaware	Delaware
384.	YBG Associates LP	Delaware